UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2018

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2018, the Board of Directors (the “Board”) of Fortress Transportation and Infrastructure Investors LLC (the “Company”) increased the size of the Board from five (5) to seven (7) members and appointed Judith A. Hannaway and A. Andrew Levison as independent directors of the Company, effective immediately.  Ms. Hannaway will serve as a Class II Director with a term expiring at the 2020 annual meeting of the shareholders of the Company, and Mr. Levison will serve as a Class III Director with a term expiring at the 2018 annual meeting of the shareholders of the Company. The Board also appointed Ms. Hannaway as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, and Mr. Levison as a member of the Compensation Committee of the Board.

As of the date of their appointments, Ms. Hannaway and Mr. Levison have not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Ms. Hannaway and Mr. Levison will each receive the standard annual Board compensation for non-employee directors for 2018 (prorated based on the date of appointment). Standard annual Board compensation for 2018 is comprised of the fees described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 19, 2017 (the “Proxy Statement”). As new non-employee directors, and as part of the Company’s standard Board compensation described in the Proxy Statement, Ms. Hannaway and Mr. Levison are each expected to receive a one-time grant of fully-vested options to purchase 5,000 common shares representing limited liability company interests of the Company (the “Common Shares”) under the Company’s Nonqualified Stock Option and Incentive Award Plan, with an exercise price equal to the fair market value of the Common Shares on the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Scott Christopher
Name:	Scott Christopher
Title:	Chief Financial Officer and Chief Accounting Officer

Date: January 3, 2018